SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2003


                          Ridgefield Acquisition Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  Colorado                        0-16335                   84-0922701
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

            10 South Street, Suite 202, Ridgefield, Connecticut 06877
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 894-9755
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)


                           Bio-Medical Automation, Inc.
              ----------------------------------------------------
                           (Former Name of Registrant)


Item 5.  Other Events.

         On April 1, 2002, the Registrant was administratively dissolved by the Colorado Secretary of State for failing to timely file its bi-annual registration with the Colorado Secretary of State. On January 14, 2003 the Registrant filed an application for reinstatement pursuant to Section 7-114-203 of the Colorado Revised Statutes. In connection with the reinstatement and in accordance with Colorado corporate law the Registrant changed its name from Bio-Medical Automation, Inc. to Ridgefield Acquisition Corp. The reinstatement and name change became effective on January 14, 2003 when the Application for Reinstatement was filed with the Colorado Secretary of State. Neither the administrative dissolution nor reinstatement and name change has had or will have any material effect on the rights of the holders of the securities of the Registrant. Shareholders may, but are not required to exchange their stock certificates.

         On January 6, 2003, the Board of Directors of the Registrant authorized the formation of a wholly owned subsidiary of the Registrant for the purposes of holding and exploiting the Registrant's United States Patent No. US 6,358,749 B1 for the "Automated System for Chromosome Microdissection and Method of Using Same" (the "Patent"). The Registrant plans to attempt to develop and exploit the Patent through the wholly owned subsidiary.

         The Patent covers an automated system and method for the microdissection of samples such as chromosomes or other biological material, and in particular, it relates to a robotic assisted microdissection system and method that significantly reduces the time and skill needed for cellular and sub-cellular dissections. Microdissection is defined as dissection under the microscope; specifically: dissection of cells and tissues by means of fine needles that are precisely manipulated by levers. The system and method covered by the Patent attempts to provide reliability and ease of operation thereby making microdissection widely available to laboratories. While the Registrant has never derived any revenues from the micro-robotic device, the Registrant, through its wholly owned subsidiary, plans to attempt to license or sell the technology covered by the Patent. There can be no assurances that the Registrant will be able to successfully market the technology covered by the Patent or that the Registrant will ever derive any revenues from the Patent or the technology covered by the Patent.

         On February 27, 2003, the Board of Directors of the Registrant authorized the formation of a Nevada corporation named Bio-Medical Automation, Inc. and authorized the management of company to transfer the Registrant's right title and interest in the Patent to Bio-Medical Automation, Inc. On March 3, 2003 the Registrant filed Articles of Incorporation with the Secretary of State of the State of Nevada to form Bio-Medical Automation, Inc., a Nevada corporation wholly owned by the Registrant. A copy of the Articles of Incorporation of Bio-Medical Automation, Inc., a Nevada corporation, are attached hereto as an Exhibit.

         Certain of the statements contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Financial Statements of Business Acquired

                Not Applicable

         (b)    Pro Forma Financial Information

                Not Applicable

         (c)    Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
-------           ---------------
3.6               Articles of Incorporation of Bio-Medical Automation, Inc., a
                  Nevada corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Ridgefield Acquisition Corp.
                                                (Registrant)


                                         By: /s/ STEVEN N. BRONSON
                                             -------------------------------
                                             Steven N. Bronson,
                                             CEO and President

Dated: March 6, 2003

                                  Exhibit Index

Exhibit           Description
-------           -----------
3.6               Articles of Incorporation of Bio-Medical Automation, Inc., a
                  Nevada corporation.